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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 5, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)



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
                 Ohio                          1-8519                     31-1056105
     (State or other jurisdiction     (Commission File Number)           (IRS Employer
          of incorporation)                                            Identification No.)

        201 East Fourth Street
           Cincinnati, Ohio
   (Address of principal executive                                            45202
               offices)                                                     (Zip Code)
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       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                   CINCINNATI BELL INC.


ITEM 5.   OTHER EVENT.

Cincinnati Bell Inc. today announced that its Chairman, Daniel J. Meyer, will step down from his position as Chairman of the Board, effective June 15, 2003. Mr. Meyer will continue to serve on the Board of Directors, and Phillip R. Cox, a board member since 1993, was elected to the position of Chairman/Lead Director. A copy of the press release is attached as Exhibit 99.1.




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CINCINNATI BELL INC.


                       By:     /s/ Jeffrey C. Smith
                            ----------------------------------------
                               Jeffrey C. Smith
                               Chief Human Resources Officer, General
                               Counsel and Corporate Secretary



Date:  June 5, 2003



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                                  Exhibit Index


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
 Exhibit No.                        Exhibit                         Page No.
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
    99.1                      Press Release of the Company
                              dated June 4, 2003
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